Exhibit 4.15

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
SANDI MELENDEZ	775-326-4325
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)		Filed in the office of /s/ Ross Miller	Document Number 2007001761-9
SANDI MELENDEZ		Ross Miller	Filing Date and Time
MCDONALD CARANO		Secretary of State	01/17/2007 1:35 PM
100 W. LIBERTY ST		State of Nevada
10TH FLOOR
RENO, NV 89501
(This document was filed electronically)
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #	1b.	This FINANCING STATEMENT AMENDMENT is
2002005749-7	☐	to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☐ TERMINATION: Effectiveness of the Financing Statement Identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☑ CONTINUATION: Effectiveness of the Financing Statement Identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐ ASSIGNMENT (full or partial): Give name of assignee in Item 7a or 7b and address of assignee in Item 7c; and also give name of assignor in Item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in Items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐ DELETE name: Give record name to be deleted in item 6a or 6b.	☐ ADD name: Complete item 7a or 7b and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME
OR
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

7.	CHANGED (NEW) OR ADDED INFORMATION:
7a. ORGANIZATION’S NAME
OR
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID # if any ☐ NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box
Describe collateral ☐ deleted or ☐ added or give entire ☐ restated collateral description or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment
9a. ORGANIZATION’S NAME
OR	THE BANK OF NEW YORK AS TRUSTEE
	9b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

10.	OPTIONAL FILER REFERENCE DATA SILVER LEGACY #4781-5

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
SANDI MELENDEZ	775-326-4325
B. SEND ACKNOWLEDGMENT TO: (Name and Address)		Filed in the office of /s/ Ross Miller	Document Number 2007001762-1
SANDI MELENDEZ		Ross Miller	Filing Date and Time
MCDONALD CARANO		Secretary of State	01/17/2007 1:35 PM
100 W. LIBERTY ST		State of Nevada
10TH FLOOR
RENO, NV 89501
(This document was filed electronically)
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #	1b.	This FINANCING STATEMENT AMENDMENT is
2002005926-3	☐	to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☐ TERMINATION: Effectiveness of the Financing Statement Identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☑ CONTINUATION: Effectiveness of the Financing Statement Identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐ ASSIGNMENT (full or partial): Give name of assignee in Item 7a or 7b and address of assignee in Item 7c; and also give name of assignor in Item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in Items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐ DELETE name: Give record name to be deleted in Item 6a or 6b.	☐ ADD name: Complete Item 7a or 7b and also Item 7c; also complete items 7a-7b (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION’S NAME
OR
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

7.	CHANGED (NEW) OR ADDED INFORMATION:
7a. ORGANIZATION’S NAME
OR
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

7c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID # if any ☐ NONE
8.	AMENDMENT (COLLATERAL CHANGE): check only one box
Describe collateral ☐ deleted or ☐ added or give entire ☐ restate collateral description or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.
9a. ORGANIZATION’S NAME
OR	BANK OF AMERICA N.A., AS ADMINISTRATIVE AGENT
	9b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

10.	OPTIONAL FILER REFERENCE DATA SILVER LEGACY #4781-5

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)